Inventories	9 Months Ended
Sep. 30, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	September 30,	December 31,
	2012	2011
Raw materials	$56.4	$52.0
Work in process	27.3	25.1
Finished products	72.8	75.7

	$156.5	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor nine months ended September 30, 2011, the sale of acquired inventories increased cost of goods sold by $16.4 million. During the Successor three months ended September 30, 2011, there were no such additional charges to cost of sales.